Taxation	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Taxation

3. Taxation

We account for income taxes in interim periods pursuant to the provisions of ASC 740, Income Taxes. Under this method, our provision for or benefit from income taxes is computed by applying an estimated annual effective tax rate to the year to date pre-tax book income and the effects of any discrete income tax items are recognized in the periods in which they occur.

Our effective tax rate for the three and six months ended June 30, 2024 was 137.9% and 88.5%, respectively. The difference between our effective tax rate and the U.K. statutory rate of 25% for the three and six months ended June 30, 2024 was primarily the result of changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards and items identified as discrete during the year.

Our effective tax rate for the three and six months ended June 30, 2023 was 136.9% and 214.9%, respectively. The difference between our effective tax rate and the U.K. statutory rate for the three and six months ended June 30, 2023 was primarily the result of our valuation allowance on restricted interest carryforwards and items identified as discrete during the year.

On December 12, 2022, the European Union ("EU") Member States agreed in principle on the introduction of a global minimum tax rate of 15%. On December 15, 2022, the written procedure for formal adoption of a directive was signed and transposed into the national law of EU Member States with effectiveness beginning January 1, 2024. The application of the minimum tax rate did not have a material impact on the Company’s consolidated financial statements.